Exhibit 10.1
TENTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Tenth Amendment to Amended and Restated Loan and Security Agreement is made and entered into as of June 27, 2016 (the "Amendment”) by and among PACIFIC WESTERN
BANK, a California state chartered bank ("Bank") and TRUPANION, INC. and TRUPANION
MANAGERS USA, INC. (each a "Borrower", and collectively "Borrowers").

RECITALS

Borrowers and Bank (as successor in interest by merger to Square 1 Bank) are parties to that certain Amended and Restated Loan and Security Agreement dated as of August 24, 2012 (as amended from time to time, the ''Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1) Section 6.12 of the Agreement is hereby amended and restated, as follows:

6.12     WICL Segregated Account. On or before July 1, 2016, WICL Segregated Account shall have granted Bank a valid, first priority security interest in the shares of WICL Segregated Account issued to the Borrower.

2) Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3) Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

4) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5) As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)	this Amendment, duly executed by each Borrower;

b)
payment of all Bank Expenses, including Bank's expenses for the documentation of this amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrowers' accounts; and

Trupanion, Inc. -10th Amendment to A&R LSA

c)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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Trupanion Inc. -10th Amendment to A&R LSA

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.